UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025
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Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane,
Rutland,	Vermont	05701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CWST	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On August 28, 2025, Casella Waste Systems, Inc. (the “Company”) announced that it has priced the previously announced remarketing of $37.5 million aggregate principal amount of New York State Environmental Facilities Corporation (the “Issuer”) Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2020R-1 issued on September 2, 2020 (collectively, the “Bonds”). The Bonds were originally issued in the aggregate principal amount of $40.0 million and have a final maturity of September 1, 2050. It is expected that $2.5 million of the aggregate principal amount of Bonds will be redeemed by the Company on September 2, 2025 with cash on hand, and the remaining $37.5 million of the aggregate principal amount of Bonds (the “Remarketed Bonds”) will be remarketed on such date. Pursuant to the indenture under which the Bonds were offered (the “Indenture”), the interest rate period under which the Bonds were previously issued expires on September 1, 2025, and, accordingly, the Bonds are subject to mandatory tender on September 2, 2025. The Company expects that the Bonds will be remarketed on September 2, 2025 at a new interest rate of 4.250% per annum for a new interest rate period commencing on September 2, 2025 and ending on September 2, 2030. The remarketing and redemption are expected to become effective on September 2, 2025.
The Bonds have been, and the Remarketed Bonds will be, guaranteed pursuant to a Guaranty Agreement (the “Guaranty”) by all or substantially all of the Company’s subsidiaries (the “Guarantors”), as required pursuant to the terms of the financing agreement pursuant to which the Issuer loaned the proceeds of the Bonds to the Company. The Bonds and the Remarketed Bonds are not a general obligation of the Issuer and do not constitute an indebtedness of or a charge against the general credit of the Issuer. The Bonds and the Remarketed Bonds are not a debt of the State of New York and are payable solely from amounts received from the Company under the terms of the Indenture and from the Guarantors under the Guaranty.
The Remarketed Bonds are being offered only to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Remarketed Bonds have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws.
A copy of the Company’s press release announcing the pricing of the Remarketed Bonds is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Neither this Current Report on Form 8-K, nor the press release attached hereto as Exhibit 99.1 hereto, shall constitute an offer to sell or the solicitation of an offer to buy the Remarketed Bonds, nor shall there be any sale of the Remarketed Bonds in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Casella Waste Systems, Inc. dated August 28, 2025, relating to the remarketing of the Bonds.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.**

101.LAB	Inline XBRL Taxonomy Label Linkbase Document.**

101.PRE	Inline XBRL Taxonomy Presentation Linkbase Document.**

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

**	Submitted Electronically Herewith.

Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K, including, among others, the statements regarding the remarketing of the Remarketed Bonds, are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “will,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. The Company cannot guarantee that the remarketing or redemption of the Bonds will be completed, that the remarketing proceeds will be available or applied as expected, or that it will achieve the plans, intentions, expectations or guidance disclosed in the forward-looking statements made. Such forward-looking statements involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in the Company’s forward-looking statements. Such risks and uncertainties include or relate to, among other things: market conditions and the Company’s ability to consummate the remarketing of the Remarketed Bonds, the receipt of all necessary consents and the satisfaction of all other closing conditions with respect to the remarketing of the Remarketed Bonds, as well as additional risks and uncertainties detailed in Item 1A, “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2024 and in other filings that the Company periodically makes with the Securities and Exchange Commission. There can be no assurance that the Company will be able to complete the remarketing or redemption of the Bonds on the anticipated terms, or at all. The Company undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: August 28, 2025	By:	/s/ Bradford J. Helgeson
Bradford J. Helgeson
Executive Vice President and Chief Financial Officer

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